Investment in debt securities	6 Months Ended
Jun. 30, 2026
Debt Securities [Member]
Investments in Debt Securities [Abstract]
Investment in debt securities
13.	Investment in debt securities:

As of December 31, 2025, and June 30, 2026, the Company’s investment in debt securities amounted to $1,304,924 and $3,311,855, respectively, and is presented in the accompanying unaudited condensed consolidated balance sheets as current or non-current based on the investment’s classification. Held-to-maturity investments, comprising corporate bonds with maturities greater than twelve months, are classified as non-current. Trading debt securities, consisting of corporate bonds, are classified as current and may be sold when the Company deems it appropriate based on profitability and liquidity requirements.

The maturity schedule of the outstanding investments in debt securities that are classified as held-to-maturity as of June 30, 2026, is as follows:

Maturity date	Carrying amount	Fair value	Unrealized gains
Due within 1 year	$2,003,103	$2,006,970	$3,867
Due in 1-5 years	750,000	765,000	15,000
Due in 5-10 years	—	—	—
Total	$2,753,103	$2,771,970	$18,867

Current investments in debt securities held to maturity include $2.0 million of foreign-currency-denominated securities. During the six months ended June 30, 2026, the Company recognized a foreign exchange loss of $61,735 related to currency fluctuations.

No allowance for credit losses was deemed necessary on these investments as of June 30, 2026.

The following table presents the carrying amount and unrealized gains of trading debt securities as of June 30, 2026:

Balance June 30, 2026	Carrying amount	Unrealized Gains
Trading debt securities	$558,752	$3,829
Total	$558,752	$3,829